SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                   F O R M 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 7, 2000
                        (Date of earliest event reported)

                   The CIT Group Securitization Corporation II
                               THE CIT GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

               000-20615                        22-3328188
               001-01861                        22-3411516
         ----------------------        -------------------------------
        (Commission File Number)      (IRS Employer Identification No.)

                                  650 CIT Drive
                        Livingston, New Jersey 07039-0491

                           1211 Avenue of the Americas
                            New York, New York 10036
              -----------------------------------------------------
              (Address of principal executive offices and zip code)
                                 (973) 740-5000
                                 (212) 536-1950
               ---------------------------------------------------
               Registrants' telephone number, including area code:

                                       N/A
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ----------------------------------

(c)  Exhibits.

         The following are filed herewith as exhibits to Registration Statements Nos. 333-64539 and 333-64539-01, which registration statements are incorporated by reference in their entirety into Registration Statements Nos. 333-49276 and 333-49276-01. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

Exhibit No.            Description
----------             -----------

   99.1                      Computational Materials

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     The CIT Group Securitization Corporation II

                                     BY:     /S/ BARBARA CALLAHAN
                                             -------------------------------
                                     Name:   Barbara Callahan
                                     Title:  Vice President

                                     The CIT Group, Inc.

                                     BY:     /S/ BARBARA CALLAHAN
                                             -------------------------------
                                     Name:   Barbara Callahan
                                     Title:  Vice President

Dated: November 7, 2000

                                  $489,698,000
                                  (Approximate)

                               CIT RV TRUST 2000-A

                   The CIT Group Securitization Corporation II
                                     Seller
                       The CIT Group/Sales Financing, Inc.
                                    Servicer

                               Subject to Revision

                        Term Sheet Dated November 7, 2000

         This Collateral and Structural Term Sheet (the "material"), is for your private information and Chase Securities Inc. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Chase Securities Inc.
                 Credit Suisse First Boston
                                    Deutsche Banc Alex. Brown
                                                         Merrill Lynch & Co.

                                  $489,698,000
                                  (Approximate)

                               CIT RV Trust 2000-A

                   The CIT Group Securitization Corporation II
                                     Seller
                       The CIT Group/Sales Financing, Inc.
                                    Servicer

                               SUBJECT TO REVISION

                        Term Sheet Dated November 7, 2000

         This Collateral and Structural Term Sheet (the "material"), is for your private information and Credit Suisse First Boston (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Chase Securities Inc.
                 Credit Suisse First Boston
                                    Deutsche Banc Alex. Brown
                                                         Merrill Lynch & Co.

                                  $489,698,000
                                  (Approximate)


                               CIT RV Trust 2000-A


                   The CIT Group Securitization Corporation II
                                     Seller
                       The CIT Group/Sales Financing, Inc.
                                    Servicer

                               Subject to Revision

                        Term Sheet Dated November 7, 2000


         This Collateral and Structural Term Sheet (the "material"), is for your private information and Deutsche Banc Alex. Brown (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Chase Securities Inc.
                 Credit Suisse First Boston
                                    Deutsche Banc Alex. Brown
                                                         Merrill Lynch & Co.

                                  $489,698,000
                                  (Approximate)


                               CIT RV Trust 2000-A


                   The CIT Group Securitization Corporation II
                                     Seller
                       The CIT Group/Sales Financing, Inc.
                                    Servicer

                               Subject to Revision

                        Term Sheet Dated November 7, 2000


         This Collateral and Structural Term Sheet (the "material"), is for your private information and Merrill Lynch & Co. (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Chase Securities Inc.
                 Credit Suisse First Boston
                                    Deutsche Banc Alex. Brown
                                                         Merrill Lynch & Co.

Proceeds of the assets of the trust and amounts on deposit in the Reserve Account are the sole sources of payments on the securities. None of the securities represents an interest in or obligation of, or is insured or guaranteed by, The CIT Group Securitization Corporation II, The CIT Group/Sales Financing, Inc. or any of their respective affiliates.

This term sheet contains structural and collateral information with respect to CIT RV Trust 2000-A. The information contained in this term sheet is preliminary and will be superseded in its entirety by the information appearing in the prospectus supplement relating to CIT RV Trust 2000-A and the related prospectus. The information contained in this term sheet addresses only certain limited aspects of the securities characteristics and does not purport to provide a complete assessment thereof. The information contained herein may not reflect the impact of all structural characteristics of the securities or any changes made to the structure of the securities after the date hereof. Additional information will be contained in the prospectus supplement and the prospectus. You are urged to read both the prospectus supplement and the prospectus.

Although a registration statement (including a prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the prospectus supplement has not been filed with the SEC. The prospectus supplement will be so filed within two business days of first use as required by SEC rules. Sales of the securities may not be consummated unless the purchaser has received both the prospectus supplement and the prospectus. This term sheet shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities or other applicable laws of any such state or other jurisdiction. The securities have not been approved or disapproved by the SEC or any state securities commission.

                                  $489,698,000
                                  (Approximate)

                               CIT RV Trust 2000-A

                   The CIT Group Securitization Corporation II
                                     Seller

                       The CIT Group/Sales Financing, Inc.
                                    Servicer

                               Subject to Revision

                        Term Sheet Dated November 7, 2000

o This Term Sheet will be superseded in its entirety by the information appearing in the prospectus supplement and the prospectus. You may obtain a final prospectus and prospectus supplement by contacting Chase Securities Inc., Syndicate Desk at (212) 834-4533.

o This summary provides an overview of certain calculations, cash flows and other information to aid your understanding. For a complete description of these calculations, cash flows and other information, you must refer to the prospectus supplement and the prospectus.

OFFERED SECURITIES

CIT RV Trust 2000-A will issue the following securities, offered to you pursuant to the prospectus supplement and the prospectus:

o Class A-1 __% Asset-Backed Notes (the "Class A-1 Notes") in the aggregate principal amount of $232,700,000;

o Class A-2 __% Asset-Backed Notes (the "Class A-2 Notes") in the aggregate principal amount of $110,200,000;

o Class A-3 __% Asset-Backed Notes (the "Class A-3 Notes") in the aggregate principal amount of $78,600,000;

o Class A-4 __% Asset-Backed Notes (the "Class A-4 Notes") in the aggregate principal amount of $36,760,000;

o Class B __% Asset-Backed Notes (the "Class B Notes") in the aggregate principal amount of $16,928,000;

o   __% Asset-Backed Certificates in the aggregate face amount of $14,510,000.

The trust is offering each class of notes as book-entry securities clearing through DTC (in the United States) and Clearstream or Euroclear (in Europe). The trust is offering the certificates in fully registered, certificated form.

Closing Date

On or about November 16, 2000.

Cut-off Date

November 1, 2000.

Indenture Trustee

Allfirst Bank.

Owner Trustee

The Bank of New York.

Seller

The CIT Group Securitization Corporation II (the "Company" or the "Seller").

Servicer

The CIT Group/Sales Financing, Inc. ("CITSF" or the "Servicer").

Distribution Dates; Record Dates

o The trust will make distributions on the securities on the 15th day of each calendar month (or, if it is not a Business Day, the next Business Day), beginning on December 15, 2000 (each, a "Distribution Date").

o Prior to the time that Definitive Notes are issued, the trust will make payments on the notes on each Distribution Date to holders of record at the close of business on the Business Day preceding the Distribution Date and the trust will make payments on the certificates on each Distribution Date to holders of record at the close of business on the last Business Day of the prior calendar month (each, a "Record Date").

o If Definitive Notes are issued, the Record Date for the notes will be the close of business on the last Business Day of the prior calendar month.

Interest Payments

The interest rate and pass-through rate for each class of securities is as specified above. The trust will calculate interest on the securities on the basis of a 360-day year consisting of twelve 30-day months.

The trust will calculate the amount of interest accrued on the securities and due on any Distribution Date by reference to the one month period from and including the fifteenth day of each month (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding the fifteenth day of the succeeding month.

On each Distribution Date the trust will distribute accrued interest to the noteholders at the applicable Interest Rate on the outstanding principal balance of each class of notes and to the certificateholders at the Pass-Through Rate on the outstanding principal balance of the certificates. The trust will not make interest payments to holders of Class B Notes on any Distribution Date until:

o all interest due to the holders of Class A Notes on that Distribution Date has been paid in full; and

o the First Priority Principal Allocation has been deposited in the Principal Distribution Account.

The trust will not make interest payments to certificateholders on any Distribution Date until:

o all interest due to the noteholders on that Distribution Date has been paid in full; and

o the First Priority Principal Allocation and the Second Priority Principal Allocation have been deposited in the Principal Distribution Account.

Principal Payments

On the Closing Date, the Company will establish an account (the "Principal Distribution Account") for the benefit of the securityholders for payments of principal due on the securities. On each Distribution Date the trust will pay principal collections on the Contracts to the securityholders in an amount generally equal to the decrease in the Pool Balance during the related Due Period. Principal of the notes will generally be paid on a sequential basis, first, to the Class A Notes in the numerical order of their class designations, second, to the Class B Notes and then to the certificates.

Each "Due Period" is the calendar month that ends prior to a Distribution Date. The initial Due Period will be November 2000.

Principal collections on the Contracts will be paid sequentially as follows:

o to the Class A-1 Notes until the outstanding principal balance of the Class A-1 Notes has been paid in full;

o then, to the Class A-2 Notes until the outstanding principal balance of the Class A-2 Notes has been paid in full;

o then, to the Class A-3 Notes until the outstanding principal balance of the Class A-3 Notes has been paid in full;

o then, to the Class A-4 Notes until the outstanding principal balance of the Class A-4 Notes has been paid in full;

o then, to the Class B Notes until the outstanding principal balance of the Class B Notes has been paid in full; and

o then, to the certificates until the outstanding principal balance of the certificates has been paid in full.

On the Closing Date, the aggregate outstanding principal amount of the securities will equal approximately 101.25% of the Initial Pool Balance. In order to reduce this securities premium, the trust will pay additional principal on each Distribution Date to the securityholders to the extent of the remaining funds, if any, available for distribution after all other payments due on that Distribution Date have been paid and until the Pool Balance as of the end of the related Due Period equals or is less than 10% of the Initial Pool Balance. The "Pool Balance" is the outstanding principal balance of the Contracts at any time. The "Initial Pool Balance" equals the Pool Balance as of the Cut-off Date.

After the Pool Balance as of the end of the related Due Period equals or is less than 10% of the Initial Pool Balance, additional payments of principal will be made from amounts, if any, released from the Reserve Account after repayment in full of a loan that will be made to the Trust to initially fund the Reserve Account.

The additional principal distribution from the remaining available funds described above will be distributed to the noteholders in sequential order until the notes have been paid in full and then to the certificates until the certificates have been paid in full.

Final Scheduled Distribution Dates

The outstanding principal amount, if any, of each class of securities will be payable in full on the date specified for each below:

o Class A-1 Notes: September 15, 2009 (the "Class A-1 Note Final Scheduled Distribution Date").

o Class A-2 Notes: December 15, 2012 (the "Class A-2 Note Final Scheduled Distribution Date").

o Class A-3 Notes: March 15, 2015 (the "Class A-3 Note Final Scheduled Distribution Date").

o Class A-4 Notes: October 15, 2017 (the "Class A-4 Note Final Scheduled Distribution Date").

o Class B Notes: February 15, 2019 (the "Class B Note Final Scheduled Distribution Date").

o Certificates: November 15, 2021 (the "Certificate Final Scheduled Distribution Date").

The actual date on which the aggregate outstanding principal amount of any class of notes or of the certificates is paid may be earlier than the respective Final Scheduled Distribution Dates set forth above.

Accelerated Maturity Date

The notes may be accelerated and subject to immediate payment at par plus accrued and unpaid interest upon the occurrence of an Event of Default under the Indenture. So long as the Class A Notes are outstanding, only the holders of the Class A Notes will have the right to declare an Event of Default under the Indenture and to accelerate the notes or to require the sale of the Contracts. So long as the notes are outstanding, the certificateholders will have no right to require the sale of the Contracts. In the case of the declaration of an Event of Default, the securities will be immediately due and payable.

Optional Purchase

Under certain circumstances, CITSF may elect to repurchase all of the remaining Contracts. The repurchase price will be the aggregate Purchase Price for the Contracts (including defaulted Contracts) plus the appraised value of any other property held by the trust (less liquidation expenses). This optional repurchase is known as the "Optional Purchase."

CITSF may exercise the Optional Purchase only after the Pool Balance as of the last day of any Due Period is equal to or less than 10% of the Initial Pool Balance. The exercise of an Optional Purchase will effect early retirement of the securities at the unpaid principal amount of the securities plus any accrued and unpaid interest thereon at the applicable Interest Rate or Pass-Through Rate.

Auction Call

The Indenture Trustee must solicit bids from third parties for the purchase of the Contracts which remain in the trust after the first Distribution Date that the Pool Balance is less than 5% of the Initial Pool Balance. This mandatory bid process and related sale, if any, is known as the "Auction Call." The Indenture Trustee may accept third party bids to purchase the Contracts pursuant to the Auction Call only if the bid price is sufficient to pay the Servicer Payment and the unpaid principal amount of the securities plus any accrued and unpaid interest thereon at the applicable Interest Rate or Pass-Through Rate. If the Indenture Trustee does not receive satisfactory bids, the Indenture Trustee is not required to solicit additional bids, to pursue negotiations or to sell the Contracts to any party.

If the Auction Call results in a sale, the Indenture Trustee must pay from the sale proceeds the Servicer Payment and all amounts owing to the holders of securities in the same order as collections received on the Contracts. The expenses of the Auction Call will be paid by the Servicer.

Trust Property

The trust will primarily include the following property:

o a pool of simple interest recreation vehicle retail installment sale contracts and direct loans (the "Contracts") secured by the motor homes, fifth wheels, travel trailers, horse trailers and other types of recreation vehicles which are financed thereby (the "Financed Vehicles");

o all monies received under the Contracts on and after the Cut-off Date, exclusive of interest due and payable prior to the Cut-off Date;

o   an assignment of the security interests in the Financed Vehicles;

o the Collection Account, the Principal Distribution Account, the Certificate Distribution Account and the Note Distribution Account in each case together with the proceeds thereof;

o   the Reserve Account;

o the right to proceeds from claims under certain insurance policies which insure individual Financed Vehicles or the related obligors; and

o certain rights under the Purchase Agreement and the Sale and Servicing Agreement.

The Contracts

On the Closing Date, the trust will acquire from the Seller Contracts with an aggregate principal balance of approximately $483,651,837. As of the Cut-off Date, the Contracts had the following characteristics:


Range of Contract Rates                      5.99% to 19.99%

Weighted Average Contract Rate               9.87%

Range of Original Principal Balances         $2,460 to
                                             $658,559

Average Original Principal Balance           $41,367

Range of Remaining Principal                 $1,340 to
Balances                                     $581,017

Average Remaining Principal Balance          $40,100

Range of Original Terms to Maturity          18 to 243 months

Weighted Average Original Term to            184 months
Maturity

Range of Remaining Terms to Maturity         13 to 240 months

Weighted Average Remaining Term to           175 months
Maturity

Percentage of New/Used Recreation            73.7% / 26.3%
Vehicles by Pool Balance as of the
Cut-off Date

The obligors may generally prepay their Contracts at any time without premium or penalty.

CREDIT ENHANCEMENT

Reserve Account

On the Closing Date, the Company will establish an account in the name of the Indenture Trustee (the "Reserve Account") for the benefit of the securityholders. If funds in the Collection Account are insufficient to make required payments of interest and payments of principal due on the securities (other than additional principal distributions), then the Indenture Trustee will have the right to use funds in the Reserve Account to make these payments. The Reserve Account will be funded as follows:

o On the Closing Date one or more affiliates of the Company (the "Lender") will make a loan (the "Loan") to the trust in the amount of $9,673,037.

o Periodically after the Closing Date the Servicer will deposit Excess Collections, if any, in the Reserve Account so that it equals the Specified Reserve Amount for the next Distribution Date.

The Servicer will deposit the amounts collected on the Contracts each month into the Collection Account. "Excess Collections" are generally the amounts that remain in the Collection Account on any Distribution Date after the trust has paid amounts owing to securityholders and the Servicer and has deposited certain amounts into the Reserve Account with respect to interest on the Loan.

The Indenture Trustee will make distributions from the Reserve Account as follows:

(1) For as long as the Pool Balance as of the end of the related Due Period is greater than 10% of the Initial Pool Balance, the Indenture Trustee shall distribute any excess in the Reserve Account over the Specified Reserve Amount, in the following order of priority:

o to pay the outstanding principal amount of the Loan in full plus accrued and unpaid interest on the Loan; and

o   to the Affiliated Owner;

(2) If the Pool Balance as of the end of the related Due Period is equal to or less than 10% of the Initial Pool Balance, the Indenture Trustee shall distribute any excess in the Reserve Account over the Specified Reserve Amount in the following order of priority:

o to pay the outstanding principal amount of the Loan in full plus accrued and unpaid interest on the Loan;

o to the Principal Distribution Account for distribution to the noteholders until the outstanding principal balance of the notes has been paid in full; and

o to the Principal Distribution Account for distribution to the certificateholders until the outstanding principal balance of the certificates is equal to or less than the amount remaining in the Reserve Account;

(3) If:

o the Pool Balance as of the end of the related Due Period is equal to or less than 10% of the Initial Pool Balance;

o   the Notes have been paid in full;

o the outstanding principal amount of the Loan and all accrued and unpaid interest on the Loan have been paid in full; and

o the principal balance of the certificates is equal to or less than the amount remaining in the Reserve Account;

then the Indenture Trustee shall distribute the amounts in the Reserve Account to the certificates until the principal balance of the certificates has been paid in full

The "Specified Reserve Amount" with respect to any Distribution Date is generally equal to the greater of:

o the lesser of (a) $9,673,037 and (b) 2.5% of the principal amount of the Contracts as of the first day of the related Due Period; and

o   $6,045,648 (which is equal to 1.25% of the Initial Pool Balance).

All amounts deposited in the Reserve Account after the principal balance of the certificates has been paid in full will be distributed to the Affiliated Owner.

Subordination

The Class B Notes will be subordinated to the Class A Notes as follows:

o the trust will not pay interest on the Class B Notes on any Distribution Date until all interest owed on the Class A Notes through that Distribution Date has been paid in full and the First Priority Principal Allocation has been deposited in the Principal Distribution Account; and

o the trust will not pay principal on the Class B Notes on any Distribution Date until the Class A Notes have been paid in full.

The certificates will be subordinated to the notes as follows:

o the trust will not pay interest on the certificates on any Distribution Date until all interest owed on the notes through that Distribution Date has been paid in full and the First Priority Principal Allocation and Second Priority Principal Allocation have been deposited in the Principal Distribution Account; and

o the trust will not pay principal on the certificates on any Distribution Date until the notes have been paid in full.

MONTHLY ADVANCES

The amounts received under a Contract may not be sufficient to pay interest due under the terms of the Contract (referred to as a "Payment Shortfall"). If a Payment Shortfall occurs, the Servicer may advance funds to the trust to compensate for the Payment Shortfall (referred to as a "Monthly Advance"). The Servicer will make a Monthly Advance only if the Servicer expects to be repaid for the Monthly Advance from future interest collections on the Contract for which the Servicer made such a Monthly Advance. The trust will use future interest collections on a Contract to repay a Servicer's Monthly Advance on the Contract. If the Servicer determines that future interest collections on a Contract will not be sufficient to repay a Monthly Advance, then the trust will repay the Monthly Advance from collections on all Contracts..

The Servicer will not make a Monthly Advance:

o   to cover any principal portion of a Contract payment;

o   on a Contract which the obligor has prepaid in full; and

o on a Contract which is subject to a reduction of the rate of interest payable on that Contract under the Soldiers and Sailors Civil Relief Act or the Military Reservist Relief Act (a "Relief Act Reduction").

COLLECTION ACCOUNT; PRIORITY OF DISTRIBUTIONS

On the Closing Date, the Servicer will establish an account in the name of the Indenture Trustee known as the "Collection Account." On a monthly basis, the Servicer will deposit all payments which the Servicer has collected on the Contracts into the Collection Account.

On each Distribution Date, the Indenture Trustee will withdraw funds in the Collection Account to make the following transfers and payments (to the extent sufficient funds are available therefor) in the following order of priority:

(1) (a) reimburse the Servicer for amounts then due for Monthly Advances made on the Contracts, and (b) if the Servicer is not an affiliate of CIT, pay the Servicing Fee for the related Due Period and all accrued and unpaid Servicing Fees owed from prior Due Periods;

(2) pay interest on the Class A Notes;

(3) deposit in the Principal Distribution Account an amount (the "First Priority Principal Allocation"), if any, equal to the excess of (x) the aggregate principal balance of the Class A Notes over (y) the Pool Balance as of the end of the related Due Period;

(4) pay interest on the Class B Notes;

(5) deposit in the Principal Distribution Account an amount (the "Second Priority Principal Allocation"), if any, equal to the excess of (x) the aggregate principal balance of the notes over(y) the Pool Balance as of the end of the related Due Period. This amount will be reduced by any amount deposited in the Principal Distribution Account in accordance with clause
    (3) above;

(6) pay interest on the certificates;

(7) deposit in the Principal Distribution Account an amount, if any, equal to the sum of (x) the decrease in the Pool Balance during the related Due Period plus (y) amounts payable pursuant to this clause (7) on prior Distribution Dates that have not been paid. This amount will be reduced by any amounts deposited in the Principal Distribution Account in accordance with clauses (3) and (5) above;

(8) if the Servicer is an affiliate of CIT, pay the Servicing Fee for the related Due Period and all accrued and unpaid Servicing Fees owed from prior Due Periods;

(9) deposit into the Reserve Account an amount generally equal to one-twelfth of 1.0% of the average outstanding principal amount of the Loan;

(10) for so long as the Pool Balance as of the end of the related Due Period exceeds 10% of the Initial Pool Balance, deposit any remaining funds available to the Principal Distribution Account for the payment of principal on the securities until the outstanding principal amount of the securities is less than or equal to the Pool Balance as of the end of the related Due Period; and

(11) deposit Excess Collections, if any, into the Reserve Account.

PRIORITY OF PRINCIPAL DISTRIBUTIONS

The Indenture Trustee will pay amounts deposited in the Principal Distribution Account sequentially as follows:

o to the Class A-1 Notes until the outstanding principal balance of the Class A-1 Notes has been paid in full;

o then, to the Class A-2 Notes until the outstanding principal balance of the Class A-2 Notes has been paid in full;

o then, to the Class A-3 Notes until the outstanding principal balance of the Class A-3 Notes has been paid in full;

o then, to the Class A-4 Notes until the outstanding principal balance of the Class A-4 Notes has been paid in full;

o then, to the Class B Notes until the outstanding principal balance of the Class B Notes has been paid in full; and

o then, to the certificates until the outstanding principal balance of the certificates has been paid in full.

TAX STATUS

For Federal income tax purposes, the notes will constitute indebtedness and the trust will not be characterized as an association taxable as a corporation. Each holder of a note, by the acceptance of a note, will agree to treat the notes as indebtedness and each holder of a certificate, by the acceptance of a certificate, will agree to treat the trust as a partnership in which the holders of the certificates are partners for Federal income tax purposes.

ERISA CONSIDERATIONS

Subject to the considerations discussed under "ERISA Considerations," in the prospectus supplement, the notes are eligible for purchase by employee benefit plans. The United States Department of Labor has issued an individual administrative exemption, Prohibited Transaction Exemption ("PTE") 90-31, as amended (the

"Exemption"), to Chase Securities, which generally exempts from the application of the prohibited transaction provisions of Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the excise taxes imposed on such prohibited transactions pursuant to Section 4975(a) and
(b) of the Code and Section 502(i) of ERISA, certain transactions relating to the initial purchase, the holding, and the subsequent resale by employee benefit plans subject to ERISA of securities underwritten by the underwriter. The Company believes that the Exemption will apply to the acquisition and holding of notes sold by the underwriters to employee benefit plans and that all conditions of the Exemption other than those within the control of the investors have been met.

The Company expects the Exemption to be further amended in a manner that would permit the Exemption to apply to the acquisition and holding of certificates sold by the underwriters provided that the conditions of the Exemption within the control of the investors have been met. If the proposed amendment to the Exemption is published in the Federal Register in its proposed form prior to the date of issuance of the notes and certificates, the notes and certificates will be eligible for purchase by employee benefit plans. If the proposed amendment to the Exemption is published in the Federal Register after the date of issuance of the notes and certificates, the notes will be eligible to be purchased by employee benefit plans provided that the purchaser represents that its purchase of the notes will not result in a non-exempt prohibited transaction under ERISA and the Code, and the certificates will be eligible to be purchased by employee benefit plans only in secondary market transfers. Before making an investment in the notes or certificates, employee benefit plans should review the discussion under "ERISA Considerations" in the prospectus supplement.

RATINGS OF THE SECURITIES

The trust will not issue the securities unless they receive at least the following ratings by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service ("Moody's"):

                              RATING
                      S&P               MOODY'S
                      ---               -------
Class A Notes         AAA               Aaa
Class B Notes         A                 A2
Certificates          BBB               Baa3

A statistical rating agency may lower or withdraw its rating if circumstances so warrant.

                                THE CONTRACT POOL

Characteristics of Contracts

    The Contract Pool consists of Contracts having an aggregate unpaid principal balance as of the Cut-off Date of approximately $483,651,837. For the purposes of the discussion of the characteristics of the Contracts on the Cut-off Date contained herein, the principal balance of each Contract is the unpaid principal balance as of the Cut-off Date.

    The Contracts were selected from CITSF's portfolio of recreation vehicle retail installment sale contracts and direct loans based on several criteria, including the following:

    (1) each Contract was originated in the United States of America;

    (2) each Contract has a Contract Rate equal to or greater than 5.99%;

    (3) each Contract provides for level monthly payments which include interest at the related Contract Rate and, if paid in accordance with its schedule, fully amortizes the amount financed over an original term of no greater than 243 months;

    (4) as of the Cut-off Date, the most recent scheduled payment of principal and interest, if any, on each Contract was made by or on behalf of the related Obligor or was not delinquent more than 29 days;

    (5) no Financed Vehicle has been repossessed without reinstatement as of the Cut-off Date;

    (6) as of the Cut-off Date, no Obligor on any Contract was the subject of a bankruptcy proceeding;

    (7) as of the Cut-off Date, each Contract has a remaining principal balance of not less than $1,000 and not more than $590,000; and

    (8) as of the Cut-off Date, none of the Paid Ahead Simple Interest Contracts in the Contract Pool were paid ahead more than twelve monthly scheduled payments.

    As of the Cut-off Date, the Contract Pool had the following characteristics:

        Range of Contract Rates                          5.99% to 19.99%
        Weighted average Contract Rate                   9.87%
        Range of original principal balances             $2,460 to $658,559
        Average original principal balance               $41,367
        Range of remaining principal balances            $1,340 to $581,017
        Average remaining principal balance              $40,100
        Range of original terms to maturity              18 months to 243 months
        Weighted average original term to maturity       184 months
        Range of remaining terms to maturity             13 to 240 months
        Weighted average remaining term to maturity      175 months
        Percentage of new/used Recreation                73.7%/26.3%
          Vehicles at time of origination
          (by principal balance)

      Allocation by Collateral Type (by outstanding principal balance):

                                                 % OF CONTRACT                                  % OF CONTRACT
                                NUMBER OF        POOL BY NUMBER     AGGREGATE PRINCIPAL        POOL BY PRINCIPAL
                            CONTRACTS AS OF    OF CONTRACTS AS OF    BALANCE OUTSTANDING      BALANCE OUTSTANDING
   COLLATERAL TYPE            CUT-OFF DATE       CUT-OFF DATE        AS OF CUT-OFF DATE       AS OF CUT-OFF DATE
   ---------------            ------------       ------------        ------------------       ------------------
Motor Homes                       5,538             45.92%             $366,365,997.23              75.75%
Fifth Wheels                      2,365             19.61                57,719,147.36              11.93
Travel Trailers                   3,297             27.34                45,508,757.47               9.41
Horse Trailers                      480              3.98                10,053,417.82               2.08
OTHER                               381              3.16                 4,004,516.96               0.83
                                 ------            ------              ---------------             ------
Total:                           12,061            100.00%(1)          $483,651,836.84             100.00%(1)

------------

(1)  May not equal 100% due to rounding.

      Set forth below is a description of certain characteristics of the Contracts.

                   GEOGRAPHICAL DISTRIBUTION OF CONTRACTS (1)

                                                      % OF CONTRACT                                  % OF CONTRACT
                                     NUMBER OF        POOL BY NUMBER        AGGREGATE PRINCIPAL    POOL BY PRINCIPAL
                                  CONTRACTS AS OF   OF CONTRACTS AS OF      BALANCE OUTSTANDING    BALANCE OUTSTANDING
STATE                              CUT-OFF DATE       CUT-OFF DATE          AS OF CUT-OFF DATE     AS OF CUT-OFF DATE
-----                              ------------       ------------          ------------------     ------------------
Alabama........................         236              1.96%                $10,151,446.23                2.10%
Alaska.........................          23              0.19                   1,224,800.61                0.25
Arizona........................         339              2.81                  13,398,472.03                2.77
Arkansas.......................         253              2.10                   9,170,964.31                1.90
California.....................       2,359             19.56                  89,463,104.64               18.50
Colorado.......................         256              2.12                   9,864,569.91                2.04
Connecticut....................          71              0.59                   2,773,320.02                0.57
Delaware.......................          24              0.20                   1,159,535.19                0.24
District of Columbia...........           4              0.03                     180,918.59                0.04
Florida........................         951              7.88                  42,524,248.92                8.79
Georgia........................         440              3.65                  16,729,283.06                3.46
Hawaii.........................           1              0.01                     122,409.99                0.03
Idaho..........................          42              0.35                   2,098,943.56                0.43
Illinois.......................         259              2.15                  12,028,876.98                2.49
Indiana........................         104              0.86                   4,857,518.05                1.00
Iowa...........................          32              0.27                   1,382,909.90                0.29
Kansas.........................         200              1.66                   6,995,183.24                1.45
Kentucky.......................          65              0.54                   2,505,296.82                0.52
Louisiana......................         286              2.37                  10,429,792.28                2.16
Maine..........................          31              0.26                   1,373,964.29                0.28
Maryland.......................         186              1.54                   6,321,996.61                1.31
Massachusetts..................         155              1.29                   4,821,652.09                1.00
Michigan.......................          55              0.46                   3,902,438.55                0.81
Minnesota......................         138              1.14                   5,628,566.34                1.16
Mississippi....................         221              1.83                   7,623,335.94                1.58
Missouri.......................         444              3.68                  15,407,701.50                3.19
Montana........................          34              0.28                   1,797,476.81                0.37
Nebraska.......................          27              0.22                     627,505.52                0.13
Nevada.........................         258              2.14                   9,426,743.79                1.95
New Hampshire..................          85              0.70                   3,149,892.15                0.65
New Jersey.....................         162              1.34                   5,890,953.00                1.22
New Mexico.....................          90              0.75                   3,888,005.28                0.80
New York.......................         294              2.44                  13,994,765.53                2.89
North Carolina.................         286              2.37                   9,838,601.25                2.03
North Dakota...................           8              0.07                     272,091.60                0.06
Ohio...........................          85              0.70                   5,870,120.46                1.21
Oklahoma.......................         324              2.69                  11,836,596.16                2.45
Oregon.........................         354              2.94                  14,085,487.14                2.91
Pennsylvania...................         161              1.33                   8,150,331.08                1.69
Rhode Island...................          25              0.21                     986,552.43                0.20
South Carolina.................          99              0.82                   3,970,591.83                0.82
South Dakota...................          17              0.14                   1,189,332.85                0.25
Tennessee......................         205              1.70                   8,361,939.82                1.73
Texas..........................       1,790             14.84                  74,039,436.79               15.31
Utah...........................          29              0.24                   1,368,771.36                0.28
Vermont........................          24              0.20                     707,010.51                0.15
Virginia.......................         101              0.84                   3,992,918.44                0.83
Washington.....................         313              2.60                  13,105,820.14                2.71
West Virginia..................          41              0.34                   1,400,872.36                0.29
Wisconsin......................          56              0.46                   2,525,562.27                0.52
WYOMING........................          18              0.15                   1,033,208.62                0.21
                                     ------            ------                ---------------              ------
   Total:......................      12,061            100.00%(2)            $483,651,836.84              100.00%(2)

------------
(1) In most cases, based on the mailing addresses of the Obligors as of the Cut-off Date.
(2)   May not equal 100% due to rounding.

                            RANGE OF CONTRACT RATES

                                                      % OF CONTRACT                                  % OF CONTRACT
                                     NUMBER OF        POOL BY NUMBER        AGGREGATE PRINCIPAL    POOL BY PRINCIPAL
       RANGE OF                   CONTRACTS AS OF   OF CONTRACTS AS OF      BALANCE OUTSTANDING    BALANCE OUTSTANDING
    CONTRACT RATES                 CUT-OFF DATE       CUT-OFF DATE          AS OF CUT-OFF DATE     AS OF CUT-OFF DATE
    --------------                 ------------       ------------          ------------------     ------------------
5.99% to 6.99%...............             36               0.30%                 $3,683,159.73             0.76%
7.00% to 7.99%...............            280               2.32                  32,201,098.36             6.66
8.00% to 8.99%...............          1,035               8.58                  95,924,101.81            19.83
9.00% to 9.99%...............          3,622              30.03                 186,224,855.76            38.50
10.00% to 10.99%.............          3,475              28.81                  94,912,748.31            19.62
11.00% to 11.99%.............          1,734              14.38                  37,849,569.65             7.83
12.00% to 12.99%.............            960               7.96                  19,146,161.14             3.96
13.00% to 13.99%.............            581               4.82                   9,337,592.10             1.93
14.00% to 14.99%.............            215               1.78                   2,880,229.69             0.60
15.00% to 15.99%.............             74               0.61                     874,075.78             0.18
16.00% to 16.99%.............             24               0.20                     265,007.97             0.05
17.00% TO 19.99%.............             25               0.21                     353,236.54             0.07
                                      ------             ------                ---------------           ------
   Total:....................         12,061             100.00%(1)            $483,651,836.84           100.00%(1)

------------

(1)  May not equal 100% due to rounding.

                          RANGE OF REMAINING MATURITIES

                                                      % OF CONTRACT                                  % OF CONTRACT
                                     NUMBER OF        POOL BY NUMBER        AGGREGATE PRINCIPAL    POOL BY PRINCIPAL
       RANGE OF REMAINING         CONTRACTS AS OF   OF CONTRACTS AS OF      BALANCE OUTSTANDING    BALANCE OUTSTANDING
       MATURITY IN MONTHS          CUT-OFF DATE       CUT-OFF DATE          AS OF CUT-OFF DATE     AS OF CUT-OFF DATE
       ------------------          ------------       ------------          ------------------     ------------------
13 to 49....................             367               3.04%                $3,344,168.35             0.69%
50 to 59....................             293               2.43                  3,762,317.84             0.78
60 to 69....................             141               1.17                  1,778,910.10             0.37
70 to 79....................             212               1.76                  2,242,827.75             0.46
80 to 89....................             460               3.81                  5,226,264.47             1.08
90 to 99....................             381               3.16                  5,536,417.97             1.14
100 to 109..................             384               3.18                  9,150,275.67             1.89
110 to 119..................           1,266              10.50                 22,169,361.99             4.58
120 to 129..................             473               3.92                  9,819,032.82             2.03
130 to 139..................             915               7.59                 17,795,212.17             3.68
140 to 149..................           1,853              15.36                 36,725,991.28             7.59
150 to 159..................             109               0.90                  9,653,818.94             2.00
160 to 169..................           1,095               9.08                 75,236,474.52            15.56
170 to 179..................           2,584              21.42                127,226,345.77            25.31
180 to 189..................             418               3.47                 21,088,567.61             4.36
190 to 199..................              13               0.11                  1,093,038.42             0.23
200 to 209..................              31               0.26                  3,360,614.80             0.69
210 to 219..................              62               0.51                  7,801,107.97             1.61
220 to 229..................             411               3.41                 53,515,541.92            11.06
230 to 239..................             518               4.29                 59,468,622.69            12.30
240.........................              75               0.62                  7,656,923.79             1.58
                                      ------             ------               ---------------           ------
   Total:...................          12,061             100.00%(1)           $483,651,836.84           100.00%(1)

------------

(1)   May not equal 100% due to rounding.

WEIGHTED AVERAGE LIFE OF THE SECURITIES

      Prepayments on recreation vehicle retail installment sale contracts and direct loans can be measured relative to a prepayment standard or model. The model used in this Prospectus Supplement, the "Conditional Prepayment Rate" ("CPR"), represents an assumed annualized rate of prepayment relative to the then outstanding balance on a pool of contracts. The CPR assumes that a fraction of the outstanding Contract pool is prepaid on each Distribution Date, which implies that each Contract in the Contract pool is equally likely to prepay. This fraction, expressed as a percentage, is annualized to arrive at the CPR for the Contract Pool. The CPR measures prepayments based on the outstanding principal on the previous Distribution Date. The CPR further assumes that all the Contracts are the same size and amortize at the same rate and that each Contract in each month of its life will either be paid as scheduled or be prepaid in full. CPR does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of contracts including the Contracts.

      As the rate of payments of principal of the notes and in respect of the Certificate Balance will depend on the rate of payment (including prepayments) of the principal balance of the Contracts and the rate at which Contracts become Liquidated Contracts, final payment of each class of the notes could occur significantly earlier than their respective Note Final Scheduled Distribution Dates. The final distribution in respect of the certificates also could occur prior to the Certificate Final Scheduled Distribution Date. Reinvestment risk associated with early payment of the securities will be borne exclusively by the securityholders.

      The tables captioned "Percent of Initial Note Principal Balance at Various CPR Percentages" and "Percent of Original Certificate Balance at Various CPR Percentages" (the "CPR Table") have been prepared on the basis of certain characteristics of the Contracts. The CPR Table was prepared assuming that (1) no defaults or delinquencies in the payment of principal or interest on the Contracts are experienced, (2) no Contract is purchased by CITSF or the Servicer for breach of any representation or warranty or otherwise, (3) each scheduled monthly payment on the Contracts is made on the last day of each month commencing in November 2000, and each Contract accrues to 30 days each month,
(4) payments on the notes and distributions on the certificates are made on each Distribution Date (and each such date is assumed to be the fifteenth day of each applicable month), commencing December 15, 2000, (5) the Closing Date occurs on November 16, 2000, (6) the interest rate of the Class A-1 Notes is 6.73%, the interest rate of the Class A-2 Notes is 6.86%, the interest rate of the Class A-3 Notes is 7.04%, the interest rate on the Class A-4 Notes is 7.25%, the interest rate on the Class B Notes is 7.60% and the interest rate on the Certificates is 8.28%, and (7) CITSF exercises its option to purchase the Contracts as specified under "The Purchase Agreements and The Trust Documents--Termination" in the Prospectus. The CPR Table indicates the projected weighted average life of each class of the notes and the certificates and sets forth the percent of the initial principal amount of each class of the notes and the percent of the Original Certificate Balance that is projected to be outstanding after each of the Distribution Dates shown at various constant CPR percentages.

      The CPR Table also assumes that the Contracts have been aggregated into five hypothetical pools with all of the Contracts within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, weighted average CPR, weighted average original term to maturity and weighted average remaining term to maturity as of the Cut-off Date) will be such that each pool will be fully amortized by the end of its remaining term to maturity.

                                                                         ORIGINAL TERM
                                        AGGREGATE                         TO MATURITY     WEIGHTED AVERAGE
                                    PRINCIPAL BALANCE    CONTRACT RATE      (MONTHS)      SEASONING (MONTHS)
                                    -----------------    -------------      --------      ------------------
Pool 1.........................         $7,524,875.62       11.072%             57                  8
Pool 2.........................        $49,476,177.86       10.887%            117                 12
Pool 3.........................        $59,399,642.79       10.894%            145                  7
Pool 4.........................       $233,873,107.73        9.789%            180                  8
Pool 5.........................       $133,378,032.84        9.124%            239                 10

      The information included in the following tables may constitute forward-looking statements within the meaning of Section 7A of the Securities Act of 1933, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Contracts to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The actual characteristics and performance of the Contracts will differ from the assumptions used in constructing the CPR Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Contracts will prepay at a constant level of CPR until maturity or that all of the Contracts will prepay at the same level of CPR. Moreover, the diverse terms of Contracts within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the CPR Table at the various constant percentages of CPR specified, even if the original and remaining terms to maturity of the Contracts are as assumed. Any difference between such assumptions and actual characteristics and performance of the Contracts or actual prepayment experience will affect the percentages of initial balances outstanding over time and weighted average lives of the notes and the certificates.

    PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS CPR PERCENTAGES (1)

                                CLASS A-1 NOTES

                                            0%      13%      17%      20%       22%      24%       27%      30%
                                            --      ---      ---      ---       ---      ---       ---      ---
CLOSING DATE                               100      100      100       100      100      100       100      100
------------
15-May-01                                   94       80       76        72       70       68        64       61
15-Nov-01                                   89       63       55        49       45       41        35       29
15-May-02                                   85       48       37        30       24       19        12        4
15-Nov-02                                   81       34       21        12        6        0         0        0
15-May-03                                   76       21        7         0        0        0         0        0
15-Nov-03                                   71        9        0         0        0        0         0        0
15-May-04                                   66        0        0         0        0        0         0        0
15-Nov-04                                   60        0        0         0        0        0         0        0
15-May-05                                   55        0        0         0        0        0         0        0
15-Nov-05                                   49        0        0         0        0        0         0        0
15-May-06                                   43        0        0         0        0        0         0        0
15-Nov-06                                   37        0        0         0        0        0         0        0
15-May-07                                   31        0        0         0        0        0         0        0
15-Nov-07                                   24        0        0         0        0        0         0        0
15-May-08                                   17        0        0         0        0        0         0        0
15-Nov-08                                    9        0        0         0        0        0         0        0
15-May-09                                    1        0        0         0        0        0         0        0
15-Nov-09                                    0        0        0         0        0        0         0        0
15-May-10                                    0        0        0         0        0        0         0        0
15-Nov-10                                    0        0        0         0        0        0         0        0
15-May-11                                    0        0        0         0        0        0         0        0
15-Nov-11                                    0        0        0         0        0        0         0        0
15-May-12                                    0        0        0         0        0        0         0        0
15-Nov-12                                    0        0        0         0        0        0         0        0
15-May-13                                    0        0        0         0        0        0         0        0
15-Nov-13                                    0        0        0         0        0        0         0        0
15-May-14                                    0        0        0         0        0        0         0        0
15-Nov-14                                    0        0        0         0        0        0         0        0
15-May-15                                    0        0        0         0        0        0         0        0
15-Nov-15                                    0        0        0         0        0        0         0        0
15-May-16                                    0        0        0         0        0        0         0        0

Weighted Average Life (years)(2)          4.73     1.56     1.26      1.09     1.00     0.92      0.83     0.74
Last Principal Date                  15-Jun-09 15-Apr-04 15-Aug-03 15-Apr-03 15-Feb-03 15-Nov-02 15-Sep-02 15-Jul-02
First Principal Date                 15-Dec-00 15-Dec-00 15-Dec-00 15-Dec-00 15-Dec-00 15-Dec-00 15-Dec-00 15-Dec-00

                                 CLASS A-2 NOTES

                                         0%       13%     17%       20%      22%       24%      27%        30%
                                         --       ---     ---       ---      ---       ---      ---        ---
CLOSING DATE                            100       100      100       100      100       100      100       100
------------
15-May-01                               100       100      100       100      100       100      100       100
15-Nov-01                               100       100      100       100      100       100      100       100
15-May-02                               100       100      100       100      100       100      100       100
15-Nov-02                               100       100      100       100      100       100       82        65
15-May-03                               100       100      100        92       78        65       46        28
15-Nov-03                               100       100       86        63       49        35       16         0
15-May-04                               100        95       61        37       23         9        0         0
15-Nov-04                               100        73       38        14        0         0        0         0
15-May-05                               100        53       18         0        0         0        0         0
15-Nov-05                               100        35        0         0        0         0        0         0
15-May-06                               100        18        0         0        0         0        0         0
15-Nov-06                               100         2        0         0        0         0        0         0
15-May-07                               100         0        0         0        0         0        0         0
15-Nov-07                               100         0        0         0        0         0        0         0
15-May-08                               100         0        0         0        0         0        0         0
15-Nov-08                               100         0        0         0        0         0        0         0
15-May-09                               100         0        0         0        0         0        0         0
15-Nov-09                                87         0        0         0        0         0        0         0
15-May-10                                73         0        0         0        0         0        0         0
15-Nov-10                                58         0        0         0        0         0        0         0
15-May-11                                42         0        0         0        0         0        0         0
15-Nov-11                                25         0        0         0        0         0        0         0
15-May-12                                 8         0        0         0        0         0        0         0
15-Nov-12                                 0         0        0         0        0         0        0         0
15-May-13                                 0         0        0         0        0         0        0         0
15-Nov-13                                 0         0        0         0        0         0        0         0
15-May-14                                 0         0        0         0        0         0        0         0
15-Nov-14                                 0         0        0         0        0         0        0         0
15-May-15                                 0         0        0         0        0         0        0         0
15-Nov-15                                 0         0        0         0        0         0        0         0
15-May-16                                 0         0        0         0        0         0        0         0


Weighted Average Life (years) (2)      10.25      4.67     3.81      3.32     3.05      2.82     2.51      2.26
Last Principal Date                15-Sep-12 15-Dec-06 15-Nov-05 15-Apr-05 15-Dec-04 15-Aug-04 15-Mar-04 15-Nov-03
First Principal Date               15-Jun-09 15-Apr-04 15-Aug-03 15-Apr-03 15-Feb-03 15-Nov-02 15-Sep-02 15-Jul-02

                                 CLASS A-3 NOTES

                                          0%     13%       17%       20%       22%       24%     27%        30%
                                          --     ---       ---       ---       ---       ---     ---        ---
CLOSING DATE                             100      100       100       100      100       100      100       100
------------
15-May-01                                100      100       100       100      100       100      100       100
15-Nov-01                                100      100       100       100      100       100      100       100
15-May-02                                100      100       100       100      100       100      100       100
15-Nov-02                                100      100       100       100      100       100      100       100
15-May-03                                100      100       100       100      100       100      100       100
15-Nov-03                                100      100       100       100      100       100      100        97
15-May-04                                100      100       100       100      100       100       87        63
15-Nov-04                                100      100       100       100      100        82       57        35
15-May-05                                100      100       100        93       73        56       32        12
15-Nov-05                                100      100       100        68       50        33       11         0
15-May-06                                100      100        77        47       29        14        0         0
15-Nov-06                                100      100        56        28       12         0        0         0
15-May-07                                100       82        38        11        0         0        0         0
15-Nov-07                                100       63        21         0        0         0        0         0
15-May-08                                100       46         6         0        0         0        0         0
15-Nov-08                                100       30         0         0        0         0        0         0
15-May-09                                100       15         0         0        0         0        0         0
15-Nov-09                                100        1         0         0        0         0        0         0
15-May-10                                100        0         0         0        0         0        0         0
15-Nov-10                                100        0         0         0        0         0        0         0
15-May-11                                100        0         0         0        0         0        0         0
15-Nov-11                                100        0         0         0        0         0        0         0
15-May-12                                100        0         0         0        0         0        0         0
15-Nov-12                                 91        0         0         0        0         0        0         0
15-May-13                                 71        0         0         0        0         0        0         0
15-Nov-13                                 49        0         0         0        0         0        0         0
15-May-14                                 26        0         0         0        0         0        0         0
15-Nov-14                                  2        0         0         0        0         0        0         0
15-May-15                                  0        0         0         0        0         0        0         0
15-Nov-15                                  0        0         0         0        0         0        0         0
15-May-16                                  0        0         0         0        0         0        0         0


Weighted Average Life (years)(2)       12.99     7.47      6.27      5.52     5.10      4.72     4.23      3.81
Last Principal Date                15-Dec-14 15-Dec-09 15-Aug-08 15-Oct-07 15-Apr-07 15-Nov-06 15-Mar-06 15-Sep-05
First Principal Date               15-Sep-12 15-Dec-06 15-Nov-05 15-Apr-05 15-Dec-04 15-Aug-04 15-Mar-04 15-Nov-03

                                 CLASS A-4 NOTES

                                          0%     13%       17%       20%      22%      24%        27%     30%
                                          --     ---       ---       ---      ---      ---        ---     ---
CLOSING DATE                             100      100       100      100       100      100       100      100
------------
15-May-01                                100      100       100      100       100      100       100      100
15-Nov-01                                100      100       100      100       100      100       100      100
15-May-02                                100      100       100      100       100      100       100      100
15-Nov-02                                100      100       100      100       100      100       100      100
15-May-03                                100      100       100      100       100      100       100      100
15-Nov-03                                100      100       100      100       100      100       100      100
15-May-04                                100      100       100      100       100      100       100      100
15-Nov-04                                100      100       100      100       100      100       100      100
15-May-05                                100      100       100      100       100      100       100      100
15-Nov-05                                100      100       100      100       100      100       100       84
15-May-06                                100      100       100      100       100      100        87       51
15-Nov-06                                100      100       100      100       100       95        56        0
15-May-07                                100      100       100      100        92       65         0        0
15-Nov-07                                100      100       100       93        64        0         0        0
15-May-08                                100      100       100       66         0        0         0        0
15-Nov-08                                100      100        85        0         0        0         0        0
15-May-09                                100      100        60        0         0        0         0        0
15-Nov-09                                100      100         0        0         0        0         0        0
15-May-10                                100       79         0        0         0        0         0        0
15-Nov-10                                100       57         0        0         0        0         0        0
15-May-11                                100        0         0        0         0        0         0        0
15-Nov-11                                100        0         0        0         0        0         0        0
15-May-12                                100        0         0        0         0        0         0        0
15-Nov-12                                100        0         0        0         0        0         0        0
15-May-13                                100        0         0        0         0        0         0        0
15-Nov-13                                100        0         0        0         0        0         0        0
15-May-14                                100        0         0        0         0        0         0        0
15-Nov-14                                100        0         0        0         0        0         0        0
15-May-15                                 65        0         0        0         0        0         0        0
15-Nov-15                                 51        0         0        0         0        0         0        0
15-May-16                                  0        0         0        0         0        0         0        0


Weighted Average Life (years)(2)       14.83     9.98      8.53     7.64      7.13     6.64      5.99     5.42
Last Principal Date                15-Feb-16 15-Mar-11 15-Sep-09 15-Oct-08 15-Apr-08 15-Oct-07 15-Feb-07 15-Jul-06
First Principal Date               15-Dec-14 15-Dec-09 15-Aug-08 15-Oct-07 15-Apr-07 15-Nov-06 15-Mar-06 15-Sep-05

                                 CLASS B NOTES

                                          0%      13%      17%       20%       22%     24%        27%       30%
                                          --      ---      ---       ---       ---     ---        ---       ---
CLOSING DATE                             100      100       100      100       100      100       100       100
------------
15-May-01                                100      100       100      100       100      100       100       100
15-Nov-01                                100      100       100      100       100      100       100       100
15-May-02                                100      100       100      100       100      100       100       100
15-Nov-02                                100      100       100      100       100      100       100       100
15-May-03                                100      100       100      100       100      100       100       100
15-Nov-03                                100      100       100      100       100      100       100       100
15-May-04                                100      100       100      100       100      100       100       100
15-Nov-04                                100      100       100      100       100      100       100       100
15-May-05                                100      100       100      100       100      100       100       100
15-Nov-05                                100      100       100      100       100      100       100       100
15-May-06                                100      100       100      100       100      100       100       100
15-Nov-06                                100      100       100      100       100      100       100         0
15-May-07                                100      100       100      100       100      100         0         0
15-Nov-07                                100      100       100      100       100        0         0         0
15-May-08                                100      100       100      100         0        0         0         0
15-Nov-08                                100      100       100        0         0        0         0         0
15-May-09                                100      100       100        0         0        0         0         0
15-Nov-09                                100      100         0        0         0        0         0         0
15-May-10                                100      100         0        0         0        0         0         0
15-Nov-10                                100      100         0        0         0        0         0         0
15-May-11                                100        0         0        0         0        0         0         0
15-Nov-11                                100        0         0        0         0        0         0         0
15-May-12                                100        0         0        0         0        0         0         0
15-Nov-12                                100        0         0        0         0        0         0         0
15-May-13                                100        0         0        0         0        0         0         0
15-Nov-13                                100        0         0        0         0        0         0         0
15-May-14                                100        0         0        0         0        0         0         0
15-Nov-14                                100        0         0        0         0        0         0         0
15-May-15                                100        0         0        0         0        0         0         0
15-Nov-15                                100        0         0        0         0        0         0         0
15-May-16                                  0        0         0        0         0        0         0         0


Weighted Average Life (years) (2)      15.25    10.33      8.83     7.91      7.41     6.91      6.25     5.66
Last Principal Date                15-Feb-16 15-Mar-11 15-Sep-09 15-Oct-08 15-Apr-08 15-Oct-07 15-Feb-07 15-Jul-06
First Principal Date               15-Feb-16 15-Mar-11 15-Sep-09 15-Oct-08 15-Apr-08 15-Oct-07 15-Feb-07 15-Jul-06

----------

(1) Assumes the exercise by CITSF of its option to purchase all of the Contracts on the Distribution Date on which the Pool Balance as of the last day of the related Due Period is 10% or less of the Initial Pool Balance.

(2) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment of the note by the number of years from the date of the issuance of the note to the related Distribution Date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

      THE COMPANY PREPARED THE FOREGOING TABLES BASED ON THE ASSUMPTIONS DESCRIBED ABOVE (INCLUDING THE ASSUMPTIONS REGARDING THE CHARACTERISTICS AND PERFORMANCE OF THE CONTRACTS WHICH WILL DIFFER FROM THE ACTUAL CHARACTERISTICS AND PERFORMANCE). REMEMBER THESE ASSUMPTIONS WHEN YOU REVIEW THESE TABLES.

     PERCENT OF ORIGINAL CERTIFICATE BALANCE AT VARIOUS CPR PERCENTAGES(1)

                                  CERTIFICATES

                                          0%      13%       17%      20%       22%       24%       27%       30%
                                          --      ---       ---      ---       ---       ---       ---       ---
CLOSING DATE                             100      100       100      100       100       100       100       100
------------
15-May-01                                100      100       100      100       100       100       100       100
15-Nov-01                                100      100       100      100       100       100       100       100
15-May-02                                100      100       100      100       100       100       100       100
15-Nov-02                                100      100       100      100       100       100       100       100
15-May-03                                100      100       100      100       100       100       100       100
15-Nov-03                                100      100       100      100       100       100       100       100
15-May-04                                100      100       100      100       100       100       100       100
15-Nov-04                                100      100       100      100       100       100       100       100
15-May-05                                100      100       100      100       100       100       100       100
15-Nov-05                                100      100       100      100       100       100       100       100
15-May-06                                100      100       100      100       100       100       100       100
15-Nov-06                                100      100       100      100       100       100       100         0
15-May-07                                100      100       100      100       100       100         0         0
15-Nov-07                                100      100       100      100       100         0         0         0
15-May-08                                100      100       100      100         0         0         0         0
15-Nov-08                                100      100       100        0         0         0         0         0
15-May-09                                100      100       100        0         0         0         0         0
15-Nov-09                                100      100         0        0         0         0         0         0
15-May-10                                100      100         0        0         0         0         0         0
15-Nov-10                                100      100         0        0         0         0         0         0
15-May-11                                100        0         0        0         0         0         0         0
15-Nov-11                                100        0         0        0         0         0         0         0
15-May-12                                100        0         0        0         0         0         0         0
15-Nov-12                                100        0         0        0         0         0         0         0
15-May-13                                100        0         0        0         0         0         0         0
15-Nov-13                                100        0         0        0         0         0         0         0
15-May-14                                100        0         0        0         0         0         0         0
15-Nov-14                                100        0         0        0         0         0         0         0
15-May-15                                100        0         0        0         0         0         0         0
15-Nov-15                                100        0         0        0         0         0         0         0
15-May-16                                  0        0         0        0         0         0         0         0


Weighted Average Life (years)(2)          15.25     10.33      8.83      7.91      7.41      6.91      6.25      5.66
Last Principal Date                   15-Feb-16 15-Mar-11 15-Sep-09 15-Oct-08 15-Apr-08 15-Oct-07 15-Feb-07 15-Jul-06
First Principal Date                  15-Feb-16 15-Mar-11 15-Sep-09 15-Oct-08 15-Apr-08 15-Oct-07 15-Feb-07 15-Jul-06

----------
(1) Assumes the exercise by CITSF of its option to purchase all of the Contracts on the Distribution Date on which the Pool Balance as of the last day of the related Due Period is 10% or less of the Initial Pool Balance.

(2) The weighted average life of a certificate is determined by (a) multiplying the amount of each principal payment on the certificate by the number of years from the date of the issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the related initial face amount of the certificate.

      THE COMPANY PREPARED THE FOREGOING TABLE BASED ON THE ASSUMPTIONS DESCRIBED ABOVE (INCLUDING THE ASSUMPTIONS REGARDING THE CHARACTERISTICS AND PERFORMANCE OF THE CONTRACTS WHICH WILL DIFFER FROM THE ACTUAL CHARACTERISTICS AND PERFORMANCE). REMEMBER THESE ASSUMPTIONS WHEN YOU REVIEW THIS TABLE.

                  THE CIT GROUP/SALES FINANCING, INC., SERVICER

GENERAL

      As of June 30, 2000, CITSF serviced or subserviced for itself and others approximately 230,000 contracts (consisting primarily of recreation vehicle, home equity, recreational boat and manufactured housing contracts), representing an outstanding balance of approximately $8.3 billion. Of this portfolio, 71,479 contracts (representing approximately $2.0 billion outstanding balance) consisted of recreation vehicle retail installment sale contracts and direct loans. CITSF entered into agreements in 1996, 1997 and 1998 to service additional manufactured housing, recreation vehicle, recreational boat and automobile finance contracts for third parties, which increased substantially the total number of contracts serviced by CITSF. The total outstanding balance of contracts serviced for third parties is approximately $1.1 billion at June 30, 2000.

SERVICING

      The following tables show the composition of CITSF's servicing portfolio, including recreation vehicle retail installment sale contracts and direct loans serviced or subserviced by CITSF on the dates indicated:


                      THE CIT GROUP/SALES FINANCING, INC.
                    CONTRACTS BEING SERVICED BY PRODUCT LINE
                          (DOLLAR AMOUNTS IN MILLIONS)
                       (NUMBER OF ACCOUNTS IN THOUSANDS)

                                                             AT DECEMBER 31,
                               ----------------------------------------------------------------------------------
                                        1995                        1996                         1997
                               ----------------------------------------------------------------------------------
                               (NUMBER)      (DOLLARS)     (NUMBER)      (DOLLARS)     (NUMBER)         (DOLLARS)
                               --------      ---------     --------      ---------     --------         ---------
RV--Owned............           30.0           $662.5        22.2          $477.4        19.5            $416.1
RV--Bulk Purchases...            2.6             36.1         2.8            32.7         3.5              82.8
RV--SERVICING(1).....           19.5            445.7        32.6           746.8        71.6           1,910.0
                               -----          -------       -----         -------       -----           -------
Total RV............            52.1          1,144.3        57.6         1,256.9        94.6           2,408.9
Total MH............            69.3          1,368.5        96.0         1,748.4        89.3           1,836.5
Total RB............             6.0            156.9        13.3           328.1        35.7             948.9
Home Equity.........            27.1          1,039.0        52.6         2,005.5        57.3           2,446.2
OTHER(2)............             0.1              2.1         0.1             3.1         5.1             121.6
                               -----         --------       -----        --------       -----          --------
Total Contracts Serviced       154.6         $3,710.8       219.6        $5,342.0       282.0          $7,762.1

                                                             AT DECEMBER 31,
                               ------------------------------------------------------
                                        1998                        1999                   AT JUNE 30, 2000
                               ----------------------------------------------------------------------------------
                               (NUMBER)      (DOLLARS)     (NUMBER)      (DOLLARS)     (NUMBER)         (DOLLARS)
                               --------      ---------     --------      ---------     --------         ---------
RV--Owned..........              23.6           $673.1         9.7          $312.6        12.7           $467.6
RV--Bulk Purchases.               7.7             71.0         4.9            48.6         3.8             39.2
RV--SERVICING(1)...              65.0          1,711.7        61.6         1,727.8        54.9          1,522.1
                                -----         --------       -----        --------       -----         --------
Total RV..........               96.3          2,455.8        76.2         2,089.0        71.4          2,028.9
Total MH..........               81.2          1,936.9        69.8         2,041.4        59.2          2,017.0
Total RB..........               42.4          1,226.5        32.2           961.2        26.7            846.2
Home Equity.......               57.0          2,851.8        48.3         2,647.0        47.5          2,884.8
OTHER(2)..........                8.5            315.2         7.7           259.5        25.2            533.7
                                -----         --------       -----        --------       -----         --------
Total Contracts Serviced        285.4         $8,786.2       234.2        $7,998.1       230.0         $8,310.6

----------
RV=   Recreation Vehicle
MH=   Manufactured Housing
RB=   Recreational Boat
(1) Includes contracts sold by CITSF in previous securitizations which CITSF is servicing. The 1997 and 1998 amounts also include a third party servicing arrangement entered into in 1997.
(2)   Includes inventory financing receivables.

DELINQUENCY AND LOAN LOSS EXPERIENCE

      The following tables set forth the delinquency experience of the portfolio of recreation vehicle retail installment sale contracts and direct loans originated and serviced by CITSF, excluding contracts acquired by CITSF through portfolio purchases, contracts in repossession and contracts serviced by CITSF but not originated by CITSF. Delinquency and loan loss experience for the serviced portfolio was obtained from the monthly servicer reports for prior securitization trusts. Data provided is at December 31, 1995 through December 31, 1999 and at June 30, 1999 and 2000.

                             DELINQUENCY EXPERIENCE
                             (DOLLARS IN MILLIONS)

                                                                             AT DECEMBER 31,
                                                       -----------------------------------------------------------
                                                           1995         1996        1997        1998         1999
                                                           ----         ----        ----        ----         ----
Number of Contracts (in thousands) (1)............         49.5         54.8        64.6         68.7         56.6

Principal Balance of Contracts Serviced (1).......     $1,108.2     $1,224.2    $1,512.6    $ 1,816.0    $ 1,641.0

Principal Balance of Delinquent Contracts (2):
30-59 Days........................................         $9.2        $14.9       $22.2        $18.1        $17.8
60-89 Days........................................          3.1          4.3         8.6          7.4          6.8
90 Days or More...................................          4.5          6.2        12.3         20.1         20.2
                                                       --------     --------    --------    ---------    ---------
Total Principal Balance of Delinquent Contracts...        $16.8        $25.4       $43.1        $45.6        $44.8
Delinquencies as a Percent of Principal Balances (3)       1.51%        2.08%      2.85%        2.51%        2.73%

                                                              AT JUNE 30,
                                                           -----------------
                                                           1999         2000
                                                           ----         ----
Number of Contracts (in thousands) (1)............         66.9         54.4

Principal Balance of Contracts Serviced (1).......     $1,877.2     $1,641.6

Principal Balance of Delinquent Contracts (2):
30-59 Days........................................        $17.6        $18.7
60-89 Days........................................          5.0          6.7
90 Days or More...................................         18.1         18.3

Total Principal Balance of Delinquent Contracts...        $40.7        $43.7
Delinquencies as a Percent of Principal Balances (3)       2.17%       2.66%

----------

(1) Includes recreation vehicle retail installment contracts and direct loans sold by CITSF in previous securitizations which CITSF is servicing.

(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a contract due on the first day of a month is not 30 days delinquent until the first day of the next month. A Contract is deemed delinquent only if payments exceeding $65 are contractually past due 30 days or more.

(3) Based on dollar percent delinquent calculated by dividing Total Principal Balance of Delinquent Contracts by Principal Balance of Contracts Serviced.

      The following tables set forth the loan loss experience of the portfolio of recreation vehicle retail installment sale contracts and direct loans originated and serviced by CITSF, excluding contracts acquired by CITSF through portfolio purchases and contracts serviced by CITSF but not originated by CITSF. "Net Losses" are equal to the aggregate balance of all contracts which are determined to be uncollectible in the period less any recoveries and liquidation proceeds on contracts charged-off in the period or any prior periods. Net Losses include outside collection, repossession and liquidation expenses. Data provided is for the years ended December 31, 1995 through December 31, 1999 and the six month periods ended June 30, 1999 and June 30, 2000.


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


                        LOAN LOSS/LIQUIDATION EXPERIENCE
                              (DOLLARS IN MILLIONS)

                                                                   YEAR ENDED DECEMBER 31,
                                             -----------------------------------------------------------------
                                               1995          1996          1997           1998            1999
                                               ----          ----          ----           ----            ----
Average Principal Balance of Contracts
     Serviced(1),(2).....................    $1,041.3      $1,166.3      $1,308.8       $1,663.1       $1,833.5
Net Losses:
 Dollars.................................        $4.8          $9.9         $13.8          $14.3          $18.6
   Percentage(3).........................        0.46%         0.85%         1.05%          0.86%          1.01%

                                                   SIX MONTHS ENDED JUNE 30,
                                                 -------------------------------
                                                   1999                  2000
                                                   ----                  ----
 Average Principal Balance of Contracts
     Serviced(1),(2).....................       $1,846.6              $1,635.7
 Net Losses:
 Dollars.................................           $9.3                  $8.3
 Percentage(3)(4)........................           1.01%                 1.02%
----------
(1)   Excludes contracts in repossession.
(2) Includes recreation vehicle retail installment sale contracts and direct loans sold by CITSF in previous securitizations which CITSF is servicing.
(3)   As a percentage of the Average Principal Balance of Contracts Serviced.
(4)   Annualized.

      The data presented in the preceding tables are for illustrative purposes only. Such data relate to the performance of CITSF's entire portfolio of recreation vehicle retail installment sale contracts and direct loans originated and serviced by CITSF and are not historical data regarding the Contracts alone, since the Contracts constitute only a portion of CITSF's portfolio. The percentages in the tables have not been adjusted to eliminate the effect of the growth of CITSF's portfolio. Accordingly, the delinquency, loss and liquidation percentages may be lower than those shown if a group of contracts were isolated at a period in time and the delinquency and loss data showed the activity only for that isolated group of contracts over the periods indicated. Additionally, the loss and delinquency experience presented in the preceding tables with respect to recreation vehicle retail installment sale contracts and direct loans securitized by CITSF prior to May 1996 is calculated using the method required by the related transaction documents which differs from the method used by CITSF to calculate losses and delinquencies on the remainder of its owned or subsequently securitized contracts. The securitizations prior to May 1996 require a contract to be reflected as a loss in the month it becomes 120 days delinquent, unless it is in repossession. The data presented in the preceding tables reflect this calculation method for these securitizations. The loss data presented in the preceding tables with respect to CITSF's remaining owned or previously securitized contracts reflects CITSF's general practice of recording a loss when all amounts CITSF expects to recover either by sale or disposition of the related financed vehicle or otherwise have been received. As a result, the data in the preceding tables with respect to contracts securitized prior to May 1996 reflects higher losses and lower 90 day or more delinquencies than would have been reported had these contracts not been securitized.

      As described in the prospectus, in August 1994, CITSF initiated an underwriting program to provide for a broader range of credit scores with the appropriate pricing intended to compensate for the risk associated with lending to customers with lower credit scores. The seasoning of contracts originated under the underwriting guidelines adopted in 1994 contributed to the increased loss and delinquency rates experienced for the period from December, 1996 through June 2000.

      In August 1997, CITSF entered into an agreement to provide servicing for approximately 42,000 additional recreation vehicle and recreational boat contracts for another financial institution. CITSF is servicing these contracts at its Asset Service Center, but these contracts are not included in the preceding tables. The addition of these contracts to its servicing portfolio required CITSF to increase staffing levels and reallocate the existing staff at the

Asset Service Center in order to service these contracts. The integration of these accounts was a contributing factor to the increased delinquencies experienced during 1997.

      Starting in 1998 CITSF shifted its marketing efforts toward higher credit quality obligors. This has resulted in decreased delinquencies and losses on contracts originated beginning in 1998 and an overall improvement in credit quality.

      In 1999 CITSF implemented a new custom scorecard developed with Experian to better match credit scores with the appropriate pricing. In May 2000 in order to better communicate pricing requirements in various risk bands to the marketplace, CITSF began to use the scoring system provided by nationally recognized credit bureaus (Experian, TransUnion, Equifax) and began to publish credit bureau pricing which correlated to specific credit bureau score bands. The results of implementing the new scorecard and the subsequent implementation of credit bureau based pricing have contributed to an increased average credit bureau score during this period. All of the Contracts were originated under the credit criteria adopted by CITSF in February 1999 and updated in May 2000.

      In 1999 CIT expanded its funding strategy to include RV whole loan sales. These sales are the primary reason for the reduction in the portfolio balance from December 1998 to June 2000.

      The delinquency and loss performance of the CITSF portfolio has been and will continue to be influenced by overall economic and other trends including the increasing propensity of consumers to fail to make timely payments on consumer credit obligations and their increasing willingness to seek bankruptcy protection. In addition, there can be no assurance that the increased average credit bureau score resulting from the implementation of the new scorecard and credit bureau based pricing described above will result in lower losses or delinquencies on the Contracts than have been historically experienced on CITSF's portfolio. The data presented in the preceding tables should not necessarily be considered as a basis for assessing the likelihood, amount or severity of delinquencies or losses on the Contracts and no assurance can be given that the delinquency and loan loss experience presented in the preceding tables will be indicative of the experience on the Contracts.

                                       26